Filed pursuant to Rule 497
 File No. 333-157217

Keating Capital, Inc.

Supplement No. 2 dated May 31, 2011
to
Prospectus dated May 2, 2011

This Supplement No. 2 contains information which amends, supplements or modifies certain information contained in the Prospectus of Keating Capital, Inc. dated May 2, 2011, as previously supplemented by Supplement No. 1 dated May 13, 2011.

Before you decide to invest, you should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus.

Status of Our Public Offering

As of December 31, 2010, we had sold 2,290,399 shares of common stock in our continuous public offering, resulting in gross proceeds of $22,809,653 and net proceeds of $20,613,587, after payment of $2,196,066 in dealer manager fees and commissions.

Since January 1, 2011 through May 31, 2011, we have sold an additional 3,016,670 shares of common stock in our continuous public offering, resulting in gross proceeds of $30,046,385 and net proceeds of $27,150,030, after payment of $2,896,355 in dealer manager fees and commissions.

Since commencing our continuous public offering on June 11, 2009 and beginning with the first closing on January 11, 2010, we have sold an aggregate of 5,307,069 shares of common stock in our continuous public offering, resulting in gross proceeds of $52,856,038 and net proceeds of $47,763,617.

Our continuous public offering of up to 10,000,000 shares of our common stock will conclude on June 30, 2011, after which we expect to list our shares on the Nasdaq Capital Market by the end of 2011.  There can be no assurance that we will be able to sell all of the shares we are presently offering.

Summary of Recent Developments

On May 27, 2011, Solazyme, Inc., one of our portfolio companies, completed an initial public offering of its common stock and is now listed on the Nasdaq Global Market under the ticker symbol SZYM.  Solazyme sold 10,975,000 shares of its common stock in the IPO at a price of $18.00 per share.

In July 2010, we made a $1,000,000 investment in Solazyme’s Series D convertible preferred stock at a price per share of $8.86. Prior to the IPO, our 112,927 shares of Series D preferred stock converted into 112,927 shares of Solazyme’s common stock, which are subject to a customary six-month lock-up following the IPO.  As of March 31, 2011, the most recent date on which we valued our investment in Solazyme, these securities were valued at $1,000,000 based on our original purchase price of $8.86 per share.

Founded in 2003 and based in South San Francisco, California, Solazyme is a renewable oil and green bioproducts company and is considered a leader in the development and commercialization of algal oil and bioproducts for the fuels and chemicals, nutrition, and skin and personal care markets.  Solazyme’s unique, proprietary technology allows algae, when fed sugars and plant byproducts, to produce oil and biomaterials in industrial fermentation facilities. Solazyme’s strategic partners include the U.S. Department of Navy, Chevron, Unilever, Dow Chemical and Roquette.